EXHIBIT 32




                            Certification Pursuant to
                            18 U. S. C. Section 1350
                             As Adopted Pursuant to
                   Section 906 of Sarbanes- Oxley Act of 2002




I, Charles A. Holtgraves, Chief Executive Officer and Chief Financial Officer, certify that this annual report on Form 10KSB for the annual period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Advanced Energy Recovery, Inc. and its subsidiaries for the periods presented.



Date: 8/19/05                               /s/  Charles A. Holtgraves
                                            -----------------------------------
                                                 Charles A. Holtgraves
                                                 Chief Executive Officer
                                                 Chief Financial Officer